UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-08572

Bishop Street Funds

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-9565

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge, by calling 1-800-262-9565 or by visiting the Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, by calling 1-800-262-9565 or by visiting the Funds’ website at http://www.bishopstreetfunds.com or the website of the Securities and Exchange Commission.

BISHOP STREET

TABLE OF CONTENTS

FUNDS

BISHOP STREET

LETTER TO SHAREHOLDERS

FUNDS

Dear Shareholder:

2018 Market Review

After a tumultuous fourth quarter, the S&P 500 ended 2018 with a negative total return (-4.4%), the first down year since the financial crisis in 2008. The month of December was particularly harsh, with the S&P 500 declining about -9.0% and volatility rising sharply.

Slowing global growth and the gradual removal of monetary policy accommodation were the key issues impacting markets, but trade friction with China (which is beginning to impact growth), lower oil prices, and the Federal government shutdown also affected investor confidence.

From a factor perspective, Growth beat Value in 2018 but both investment styles posted declines for the year (Russell 1000 Growth: -1.5%; Russell 1000 Value: -8.3%). Similarly, Large capitalization stocks outperformed Small capitalization stocks as the S&P 500 declined -4.4% while the Russell 2000 fell -11.0% over the last 12 months. A key characteristic of equity markets in 2018 was higher volatility as the S&P 500 gained/lost more than 1% in a day 10 times in December alone; in the entire year of 2017 this occurred only eight times. As a result, the VIX (a measure of implied volatility) ended the year at 25.4% which was up sharply from 11.0% in 2017.

The Bloomberg Barclays US Aggregate Bond Index was basically flat for the year (0.01%) as Treasuries (0.9%), Agencies (1.3%), and Mortgages (1.0%) outperformed investment grade Corporates (-2.1%) as risk appetite faded and worries mounted over rising corporate leverage. Because of this, High yield bonds also declined (-1.8%) in 2018, as lower quality credits (A rated: -2.5%; BAA rated: -2.8%) dragged on returns. Inflation was mostly kept in check for the year resulting in TIPS posting a negative return (-1.3%)1. Lastly, Municipal Bonds posted a positive return (1.3%) despite the elimination of advance refunding bonds that reduced supply. The provider of the data is Bloomberg Barclays.

In Hawaii, the local economy remains healthy but the rate of expansion has slowed, as expected. Economic growth is forecasted to continue at a gradual pace. The labor market remains tight with the unemployment rate at 2.6% in November. Despite the tight labor market, real wage and income gains remain lackluster. Visitor arrivals rose 4.5% and spending was virtually flat at 0.1% year over year in November1. Notwithstanding multiple natural disasters in 2018, the visitor industry is on pace for its seventh year in a row of record visitor numbers.

Bishop Street Funds

Investment Outlook

With the uncertain economic environment, downside risks have risen but at the same time equities have become more attractively valued. In fixed income, the taxable yield curve continues to flatten with certain parts of the curve inverted. While an inverted yield curve (the difference between 2-year and 10-year yields) may signal a recession, it is not an infallible indicator. More importantly, recent comments from the Fed indicate they are not on autopilot and will adjust monetary policy depending on how the data develops. As a result, it is possible that a “soft landing” would allow the recovery to continue longer than generally expected.

Under these circumstances, we believe that portfolio diversification remains prudent and we are confident the Bishop Street Fund family will provide you with the strategies to help you build and maintain a diversified investment portfolio.

As always, thank you for your continued trust and confidence.

Sincerely,

Ken Miller, CFA

Chairman, Chief Executive Officer and Chief Investment Officer

Bishop Street Capital Management

February 7, 2019

1- State of Hawaii: Department of Business, Economic Development & Tourism.

The performance data quoted represents past performance. Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2018	www.bishopstreetfunds.com

BISHOP STREET

DEFINITIONS OF COMPARATIVE INDICES

FUNDS

Definitions of Comparative Indices

US Aggregate Bond Index is the most common index used to track the performance of investment grade bonds in the U.S.

Bloomberg Barclays U.S. Government/Credit Index is a widely-recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year.

Bloomberg Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Corporate A – Rated Debt Funds Objective – Funds that invest primarily in corporate debt issues rated “A” or better or government issues.

Lipper Large-Cap Core Funds Classification – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Other States Municipal Debt Funds Objective – Funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large cap growth segment. The Russell 1000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to

Bishop Street Funds

provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The Standard & Poor’s 500 Index (S&P 500 Index) is an unmanaged list of common stocks which includes 500 large companies.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The ICE BofAML 1-22 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 years and less than 22 years.

Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

December 31, 2018	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Dividend Value Fund

Market overview

By most economic measures, 2018 will go down as a year of solid growth, rising job opportunities, bigger paychecks, ample credit and solid manufacturing data.

•	U.S. gross domestic product continued to advance at a rate in line with its long-term average: 3.2% in the third quarter; fourth-quarter data points to a solid year end.

•	The labor markets added an average of 250,000 new jobs monthly during the fourth quarter, a figure that is more than ample to absorb new workers.

•	Wages expanded by approximately 3.0% in 2018, well above the estimated rate of inflation.

•	U.S. manufacturing conditions remained solid, but activity softened in December, and new orders were particularly disappointing.

Despite these mostly positive factors, the financial markets were overwhelmed by global concerns in the fourth quarter, and a sell-off in stocks and other risky assets left very few sectors untouched. Cooling global growth, protracted tariff disputes and lackluster Chinese economic data all contributed to investor pessimism as 2018 came to a close. The S&P 500 Index, a broad measure of U.S. stock market performance, lost -13.52% in the fourth quarter and ended the year down -4.38%, with dividends reinvested. Only two index sectors delivered positive returns: health care and utilities. Energy, materials and communication services recorded sharp losses.

In December, the Federal Reserve raised the range on its key short-term interest rate, the federal funds rate, to 2.25% — 2.50%, citing continued strong job growth and inflation in line with its 2.0% target. Fed Chairman Powell cut the estimate for 2019 rate hikes from three to two.

Bishop Street Funds

Contributors and detractors

On a sector basis, energy, financials and health care were the best performers relative to the index. The strategy’s overweight in technology and positioning in communication services detracted from relative results.

•

In the energy sector, which was an overall poor performer for the quarter, we did well to underweight the sector and avoid energy equipment names as well as riskier exploration and production stocks. Our emphasis on cash flow steered us clear of oil-levered names, which aided relative performance, as oil prices fell during the period.

•

Within financials, where the strategy was overweight relative to the index, stock selection aided relative performance. An overweight position in CME Group produced positive performance for the portfolio. The company is one of two major players in the global futures and derivatives trading market. CME has a dominant position in rate-related trades, and there are high barriers to entry in its business. Overweight positions in Chubb and Marsh & McLennan, both insurance companies, also aided relative performance, as they lost less than the sector’s overall return in the index. The strategy had no exposure to Citigroup, whose shares fell sharply.

•

In the technology sector, an overweight detracted from relative results, as the sector was an underperformer. An out-of-index position in Apple significantly hampered returns, as its share price dropped sharply.

•

In communication services, the strategy had positive relative results from Comcast and Disney, but these results were more than offset by lack of exposure to Verizon, which enjoyed solid positive performance.

Outlook

Regardless of the market, which we cannot predict, we maintain a disciplined process that focuses on cash flow and quality, the latter of which we believe is more important now than it has been in some time. We seek companies with strong balance sheets and easy access to capital, a strategy that we believe has the potential to deliver solid performance over the long term.

December 31, 2018	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

A company may reduce or eliminate its dividend, causing losses to the fund.

Bishop Street Funds

Dividend Value Fund

Performance Comparison

Comparison of Change in the Value of a $1,000,000 Investment in

the Dividend Value Fund, Class I, versus the Russell 1000 Value Index and the Lipper Large-Cap Core Funds Classification.

# Account value if you reinvested income and capital gains.

‡ Performance begins on April 30, 2006.

(1) See pages 4 - 5 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

(5.05)%	8.98%	7.82%	12.67%	Dividend Value Fund, Class I*

(8.27)%	6.95%	5.95%	11.18%	Russell 1000 Value Index

(5.66)%	7.91%	6.93%	11.97%	Lipper Large-Cap Core Funds Classification

*	Commenced operations on May 3, 2006.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2018	www.bishopstreetfunds.com

Dividend Value Fund

Top Ten Equity Holdings (Unaudited)†

		Percentage of Investments

1.	Johnson & Johnson	4.3%

2.	JPMorgan Chase	3.7%

3.	Microsoft	3.7%

4.	Apple	3.1%

5.	Cisco Systems	3.0%

6.	Merck	3.0%

7.	Pfizer	2.7%

8.	Union Pacific	2.3%

9.	Intel	2.3%

10.	Comcast Cl A	2.2%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Shares		Value (000)
COMMON STOCK — 98.5%
Communication Services — 4.0%
10,723	AT&T	$306
21,766	Comcast Cl A	741
2,899	Walt Disney	318

		1,365

Consumer Discretionary — 3.9%
5,154	General Motors	172
3,722	Home Depot	639
2,201	McDonald’s	391

Bishop Street Funds

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)
Consumer Discretionary — (continued)
3,500	TJX	$157

		1,359

Consumer Staples — 9.3%
7,579	Altria Group	374
1,603	Hershey	172
7,037	Kellogg	401
1,981	Kimberly-Clark	226
5,472	PepsiCo	604
8,022	Philip Morris International	536
4,136	Procter & Gamble	380
5,363	Walmart	500

		3,193

Energy — 6.8%
6,580	Chevron	716
7,404	ConocoPhillips	462
9,617	Exxon Mobil	656
8,125	Suncor Energy	227
3,833	Valero Energy	287

		2,348

Financials — 17.6%
19,328	Bank of America	476
7,228	Bank of New York Mellon	340
8,973	BB&T	389
763	BlackRock	300
4,591	Chubb	593
2,226	CME Group	419
13,177	JPMorgan Chase	1,286
7,203	Marsh & McLennan	574
3,804	PNC Financial Services Group	445
4,046	Principal Financial Group	179
2,179	T Rowe Price Group	201
8,624	US Bancorp	394
9,756	Wells Fargo	450

		6,046

Health Care — 14.5%
3,990	Baxter International	263
5,235	Bristol-Myers Squibb	272
3,335	Eli Lilly	386
2,442	Gilead Sciences	153

December 31, 2018	www.bishopstreetfunds.com

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)
Health Care — (continued)
11,351	Johnson & Johnson	$1,465
3,078	Medtronic PLC	280
13,391	Merck	1,023
21,477	Pfizer	937
773	UnitedHealth Group	192

		4,971

Industrials — 13.4%
2,283	3M	435
1,062	Boeing	343
1,548	Cummins	207
3,247	General Dynamics	510
5,379	Honeywell International	711
3,270	Ingersoll-Rand PLC	298
2,635	Lockheed Martin	690
1,687	Parker-Hannifin	252
5,702	Union Pacific	788
4,420	Waste Management	393

		4,627

Information Technology — 18.3%
1,495	Accenture PLC CL A	211
6,756	Apple	1,066
2,704	Automatic Data Processing	355
1,243	Broadcom	316
23,950	Cisco Systems	1,038
16,627	Intel	780
2,873	International Business Machines	326
2,310	Kla-Tencor	207
1,185	Lam Research	161
12,518	Microsoft	1,272
5,940	Texas Instruments	561

		6,293

Materials — 2.4%
5,710	DowDuPont	306
2,469	LyondellBasell Industries NV CL A	205
976	Packaging Corp of America	81
4,305	Sonoco Products	229

		821

Bishop Street Funds

Dividend Value Fund

Schedule of Investments

(concluded)

Shares		Value (000)
Real Estate — 2.1%
1,726	Crown Castle International ‡	$187
2,242	Digital Realty Trust ‡	239
1,424	Public Storage ‡	288

		714

Utilities — 6.2%
4,378	Ameren	286
4,086	American Electric Power	306
5,219	CMS Energy	259
2,285	Dominion Resources	163
4,172	Eversource Energy	271
1,678	NextEra Energy	292
4,594	WEC Energy Group	318
4,609	Xcel Energy	227

		2,122

TOTAL COMMON STOCK (Cost $24,739)		33,859

CASH EQUIVALENT — 1.5%
521,299	BlackRock FedFund, Institutional Shares, 2.310% (A) (Cost $521)	521

TOTAL INVESTMENTS (Cost $25,260) — 100.0%		$34,380

Percentages are based on Net Assets of $34,396 (000).

‡	Real Estate Investment Trust

(A)	The rate reported is the 7-day effective yield as of December 31, 2018.

Cl	— Class

PLC	— Public Limited Company

Cost	figures are shown in thousands.

As of December 31, 2018, all of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended December 31, 2018, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred at the end of the period.

There were no Level 3 investments during the year ended December 31, 2018.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

December 31, 2018	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

High Grade Income Fund

In 2018, the U.S. economy continued its steady growth, supported by strong employment data, increasing wages, and stable inflation. As a result, the U.S. Federal Reserve continued to increase its short term interest rate, raising it 1.00%. Short-term interest rates now sit at 2.25%, the highest they have been in 10 years.

During the year, interest rates across all maturities increased greater than market expectations and credit (implied risk) spreads did as well. This resulted in modestly negatively returns for bond portfolios for the majority of the year. In December, we saw a reversal of this trend as the broad stock market experienced a sharp decrease of over 15%. During this period investors rotated into higher quality assets, specifically bonds. This resulted in positive returns in the last month of the year, helping to mitigate losses from earlier in 2018.

On a sector related basis, higher quality sectors, such as U.S. Treasuries and Mortgages, outperformed riskier sectors such as Corporate Bonds. Along the same lines, higher rated securities outperformed lower rated securities (ex. AA versus BBB). Lastly, longer maturity bonds underperformed shorter maturity bonds due to their greater sensitivity to the increase in interest rates.

For the calendar year, the Bishop High Grade Income Fund Class I posted a return of -1.21% and underperformed the Bloomberg Barclays U.S. Government/Credit Index which finished the year down -0.42%. One positive driver of performance for the Fund included its allocation to high coupon securities while one negative driver was an overweight positioning in corporate credit.

Bishop Street Funds

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2018	www.bishopstreetfunds.com

High Grade Income Fund

Performance Comparison

Comparison of Change in the Value of a $1,000,000 Investment in the High Grade Income Fund, Class I, versus the Bloomberg Barclays Capital U.S. Government/Credit Index and the Lipper Corporate A-Rated Debt Funds Objective.

# Account value if you reinvested income and capital gains.

(1) See pages 4 - 5 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

(1.21)%	1.25%	1.96%	3.27%	High Grade Income Fund, Class I

(0.42)%	2.19%	2.53%	3.46%	Bloomberg Barclays Capital U.S. Government/ Credit Index

(1.80)%	2.77%	3.01%	4.72%	Lipper Corporate A-Rated Debt Funds Objective

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds

High Grade Income Fund

Top Ten Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments

1.	U.S. Treasury Bond	4.375%	05/15/41	2.9%

2.	U.S. Treasury Bond	6.000%	02/15/26	2.7%

3.	U.S. Treasury Bond	3.125%	05/15/48	2.6%

4.	Amazon.com	4.800%	12/05/34	1.9%

5.	GNMA, Ser 2012-91, Cl QL	2.000%	09/20/41	1.9%

6.	FHLMC MTN	1.500%	08/25/21	1.8%

7.	FHLMC MTN	1.600%	09/30/21	1.7%

8.	U.S. Treasury Bond	2.250%	08/15/46	1.6%

9.	FFCB	2.000%	06/01/21	1.6%

10.	Apache Corp	7.750%	12/15/29	1.6%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Face Amount (000)		Value (000)
CORPORATE OBLIGATIONS — 49.9%
Communication Services — 4.6%
	Ameritech Capital Funding
$300	6.875%, 10/15/27	$321
	CBS
175	3.500%, 01/15/25	167
	Comcast
300	3.150%, 03/01/26	287
	Verizon Communications
280	4.329%, 09/21/28	281
	Walt Disney MTN
430	4.125%, 06/01/44	426
225	1.850%, 07/30/26	199

		1,681

December 31, 2018	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Consumer Discretionary — 5.1%
	Amazon.com
$650	4.800%, 12/05/34	$696
	George Washington University
225	4.363%, 09/15/43	232
	Home Depot
450	5.875%, 12/16/36	541
	McDonald’s MTN
200	4.600%, 05/26/45	195
	Starbucks
225	2.450%, 06/15/26	202

		1,866

Consumer Staples — 1.2%
	Campbell Soup
125	4.250%, 04/15/21	127
	Coca-Cola
200	2.450%, 11/01/20	199
	Hershey
125	2.625%, 05/01/23	122

		448

Energy — 5.6%
	Apache Corp
475	7.750%, 12/15/29	571
	BP Capital Markets PLC
300	3.814%, 02/10/24	303
	Kinder Morgan Energy Partners LP
150	4.300%, 05/01/24	150
	Occidental Petroleum
390	2.700%, 02/15/23	378
	Schlumberger Investment SA
400	3.650%, 12/01/23	402
	Shell International Finance BV
250	1.875%, 05/10/21	243

		2,047

Financials — 14.6%
	Aflac
450	3.625%, 11/15/24	450
	Bank of America MTN
365	5.625%, 07/01/20	377
450	4.000%, 04/01/24	453

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Financials — (continued)
	Bank of New York Mellon MTN
$500	4.150%, 02/01/21	$510
	Capital One Financial
175	3.750%, 03/09/27	163
	Citigroup
100	3.875%, 10/25/23	100
	Discover Bank
200	4.200%, 08/08/23	200
	Goldman Sachs Group MTN
250	3.977%, VAR ICE LIBOR USD 3 Month+1.300% 11/23/24	249
400	3.000%, 09/24/19	399
	JPMorgan Chase
500	2.250%, 01/23/20	495
	MetLife
250	3.048%, 12/15/22	246
	Morgan Stanley MTN
400	3.875%, 01/27/26	390
	Prudential Financial MTN
305	7.375%, 06/15/19	311
	Royal Bank of Canada MTN
280	2.150%, 03/06/20	278
	US Bancorp MTN
450	3.000%, 03/15/22	447
	Wells Fargo
300	2.150%, 01/15/19	300

		5,368

Health Care — 4.8%
	AbbVie
500	2.900%, 11/06/22	486
	Amgen
350	5.700%, 02/01/19	351
	Celgene
250	3.875%, 08/15/25	241
	CVS Health
250	2.875%, 06/01/26	228
	Gilead Sciences
450	4.500%, 04/01/21	463

		1,769

Industrials — 2.6%
	FedEx
125	2.625%, 08/01/22	122

December 31, 2018	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Industrials — (continued)
	Norfolk Southern
$150	2.900%, 06/15/26	$142
	Raytheon
260	2.500%, 12/15/22	253
	United Technologies
450	3.100%, 06/01/22	441

		958

Information Technology — 7.0%
	Apple
450	4.650%, 02/23/46	476
	Applied Materials
400	3.900%, 10/01/25	403
200	3.300%, 04/01/27	192
	Intel
500	3.300%, 10/01/21	505
	International Business Machines
350	8.375%, 11/01/19	365
	KLA-Tencor
200	4.650%, 11/01/24	205
	Microsoft
250	3.625%, 12/15/23	257
	NetApp
150	3.375%, 06/15/21	150

		2,553

Materials — 0.4%
	Sherwin-Williams
140	3.125%, 06/01/24	134

Transportation — 1.0%
	Burlington Northern Santa Fe LLC
345	4.450%, 03/15/43	351

Utilities — 3.0%
	Berkshire Hathaway Energy
400	6.125%, 04/01/36	479
	Duke Energy Florida LLC
325	3.100%, 08/15/21	325
	Xcel Energy
300	3.300%, 06/01/25	293

		1,097

TOTAL CORPORATE OBLIGATIONS (Cost $18,517)		18,272

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.1%
	FFCB
$350	3.220%, 12/10/25	$356
300	2.670%, 04/18/24	298
600	2.000%, 06/01/21	592
300	1.750%, 08/01/22	291
500	1.240%, 11/29/19	493
	FHLB
475	4.750%, 03/10/23	515
500	3.125%, 06/13/25	506
500	3.000%, 03/10/28	496
550	2.500%, 03/11/22	549
	FHLMC MTN
350	3.000%, 12/18/20	350
550	2.050%, 08/26/22	538
650	1.600%, 09/30/21	632
675	1.500%, 1.625%, 08/25/19, 08/25/21 (A)	660

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $6,330)		6,276

U.S. TREASURY OBLIGATIONS — 17.1%
	U.S. Treasury Bond
800	6.000%, 02/15/26	976
350	5.375%, 02/15/31	445
350	4.750%, 02/15/37	446
300	4.500%, 08/15/39	374
875	4.375%, 05/15/41	1,077
950	3.125%, 05/15/48	968
100	3.000%, 08/15/48	100
700	2.250%, 08/15/46	598
	U.S. Treasury Note
170	3.125%, 11/15/28	176
365	2.875%, 10/31/20	367
350	2.125%, 08/31/20	348
400	2.000%, 11/15/26	382

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,344)		6,257

MUNICIPAL BONDS — 9.0%
	California State, GO
260	6.509%, 04/01/39	282
	City of Seattle Washington, Ser B, GO
425	3.500%, 12/01/31	421

December 31, 2018	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
MUNICIPAL BONDS — (continued)
	Evansville Redevelopment Authority, GO
$500	7.210%, 02/01/39	$532
	Gwinnett County, Development Authority, RB
375	4.180%, 09/01/47	377
	Houston, Independent School District, GO
250	6.125%, 02/15/28	251
	Hudson County, Improvement Authority, RB, AGM Insured
475	7.400%, 12/01/25	534
	Stockton, Public Financing Authority, Sub-Ser, RB, BAM Insured
500	7.942%, 10/01/19, Pre-Refunded @ 100 (B)	518
	Texas State, GO
385	3.621%, 10/01/30	385

TOTAL MUNICIPAL BONDS (Cost $3,306)		3,300

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 4.9%
	FHLMC, Ser 2015-4425, Cl BY
597	2.000%, 01/15/45	484
	FHLMC, Ser G12710
42	5.500%, 07/01/22	44
	FNMA, Ser 2003-58, Cl D
35	3.500%, 07/25/33	35
	FNMA, Ser 2012-84, Cl JB
217	3.000%, 05/25/42	205
	FNMA, Ser 2013-92, Cl MT
41	4.000%, 07/25/41	43
	FNMA, Ser 889958
21	5.000%, 10/01/23	21
	GNMA, Ser 2011-112, Cl JP
73	2.000%, 02/20/40	72
	GNMA, Ser 2012-91, Cl QL
765	2.000%, 09/20/41	693
	GNMA, Ser 2013-4, Cl CN
220	2.000%, 10/16/42	209

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $1,795)		1,806

NON-AGENCY MORTGAGE-BACKED OBLIGATION — 0.9%
	GSR Mortgage Loan Trust, Ser 2004-4, Cl 3A2
341	3.510%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.750%, 04/25/32 (Cost $315)	326

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Shares		Value (000)
CASH EQUIVALENT — 1.4%
516,970	BlackRock FedFund, Institutional Shares, 2.310% (C) (Cost $517)	$517

TOTAL INVESTMENTS (Cost $37,124) — 100.3%		$36,754

Percentages are based on Net Assets of $36,638 (000).

(A)	Step Bonds — Represents the current rate, the step rate, the step date and the final maturity date.

(B)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(C)	The rate reported is the 7-day effective yield as of December 31, 2018.

AGM — Assured Guaranty Municipal

BAM — Build America Mutual

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Corporation

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

USD — United States Dollar

VAR — Variable Rate

Cost	figures are shown in thousands.

December 31, 2018	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(concluded)

The following is a summary of the inputs used as of December 31, 2018, in valuing the Fund’s investments carried at value (000):

High Grade Income Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$18,272	$—	$18,272
U.S. Government Agency Obligations	—	6,276	—	6,276
U.S. Treasury Obligations	—	6,257	—	6,257
Municipal Bonds	—	3,300	—	3,300
U.S. Government Agency Mortgage-Backed Obligations	—	1,806	—	1,806
Non-Agency Mortgage-Backed Obligation	—	326	—	326
Cash Equivalent	517	—	—	517

Total Investments in Securities	$517	$36,237	$—	$36,754

For the year ended December 31, 2018, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred at the end of the period.

There were no Level 3 investments during the year ended December 31, 2018.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Hawaii Municipal Bond Fund

Tax reform and the Federal Reserve continuing to tighten monetary policy weighed heavy on the municipal bond market for much of 2018. In the fourth quarter, demand rose amidst market volatility and a rapid decline in the equity market. This allowed the ICE BofAML 1-22 Year US Municipal Securities Index to post a return of 1.35% for the year. Although declining in the fourth quarter, interest rates closed higher for the year. Interest rates on bonds due in two years increased 22 basis points while the yield on the 30 year bond increased 48 basis points. Unlike the Treasury curve which flattened in 2018, the municipal yield curve steepened as the long end of the curve underperformed for the year. The yield on the 30-year bond closed the year a fraction higher than the yield on the 30-year Treasury bond providing investors with attractive tax equivalent yields.

Hawaii’s economy remains strong with low unemployment, a stable real estate market, and a thriving tourist industry. While funded ratios on pension and OPEB (Other Post-Employment Benefits) continue to be a challenge, many reforms have been made to improve the sustainability of the State’s Employee Retirement System. These include an adjustment to the discount rate and increasing required contributions.

For the year, the Bishop Street Hawaii Municipal Bond Fund (Class I) returned 0.66% and underperformed the ICE BofAML 1-22 Year US Municipal Securities Index which posted a 1.36% return. The Fund’s benchmark was changed from the Bloomberg Barclays Municipal Bond Index to the ICE BofAML 1-22 Year US Municipal Securities Index in May 2018. Positive drivers to performance were our allocation to revenue bonds and our shorter duration relative to the benchmark. Negative drivers include our under allocation to BBB rated credits and our under allocation to the intermediate part of the yield curve.

One basis point is 1/100 of one percent.

December 31, 2018	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

Bishop Street Funds

Hawaii Municipal Bond Fund

Performance Comparison

Comparison of Change in the Value of a $1,000,000 Investment in the Hawaii Municipal Bond Fund, Class I*, versus the ICE BofAML 1-22 Year US Municipal Securities Index, the Lipper Other States Municipal Debt Funds Objective and the Bloomberg Barclays Capital Municipal Bond Index.

# Account value if you reinvested income and capital gains.

(1) See pages 4 - 5 for definitions of comparative indices.

*	The graph is based on only Class I Shares; performance for Class A would be different due to differences in fee structures.

December 31, 2018	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

0.66%	1.35%	2.58%	3.50%	Hawaii Municipal Bond Fund, Class I

0.34%	1.06%	2.31%	3.24%	Hawaii Municipal Bond Fund, Class A

(2.69)%	0.06%	1.68%	2.92%	Hawaii Municipal Bond Fund, Class A, with load**

1.36%	2.03%	3.30%	4.33%	ICE BofAML 1-22 Year US Municipal Securities Index

0.68%	1.50%	3.34%	4.34%	Lipper Other States Municipal Debt Funds Objective

1.28%	2.30%	3.82%	4.85%	Bloomberg Barclays Capital Municipal Bond Index

**	Reflects 3.00% sales charge.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds

Hawaii Municipal Bond Fund

Top Ten Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments

1.	Hawaii State, Department of Budget & Finance, Ser 2009	6.500%	07/01/39	3.5%

2.	Hawaii State, Department of Transportation, Airports Division Lease Revenue, AMT	5.000%	08/01/27	3.2%

3.	Hawaii State, Department of Budget & Finance, Ser A	5.000%	07/01/35	2.7%

4.	Hawaii State, Airports System Authority, Ser A	5.000%	07/01/45	2.6%

5.	University of Hawaii, Ser F	5.000%	10/01/35	2.2%

6.	Hawaii State, Department of Transportation, Airports Division Lease Revenue, AMT	5.000%	08/01/21	2.2%

7.	Honolulu Hawaii City & County, Ser A	5.000%	09/01/41	2.1%

8.	Hawaii State, Airports System Authority, Ser A	5.250%	07/01/27	2.1%

9.	Hawaii State, Ser FK	5.000%	05/01/29	1.9%

10.	Hawaii State, Airports System Revenue, Ser A, AMT	5.000%	07/01/41	1.8%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Face Amount (000)		Value (000)
MUNICIPAL BONDS — 98.1%
Alaska — 0.5%
	Alaska State, Ser A, GO
$525	5.000%, 08/01/34	$592

California — 3.2%
	California State, GO
700	5.000%, 09/01/31	816

December 31, 2018	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
California — (continued)
	Orange County, Water District, Ser A, RB
$1,000	5.000%, 08/15/31	$1,127
	Sacramento City, Unified School District, GO
500	5.000%, 07/01/23	569
	Sonoma County, Junior College District, GO
500	5.000%, 08/01/27	566
	University of California, Ser AF, RB
215	5.000%, 05/15/23, Pre-Refunded @ 100 (A)	245
785	5.000%, 05/15/36	866

		4,189

Florida — 0.1%
	Miami-Dade County, School Board, Ser D, COP
150	5.000%, 02/01/27	173

Hawaii — 89.2%
	Hawaii County, Ser A, GO
500	5.000%, 09/01/20	526
250	5.000%, 09/01/22 (B)	277
300	5.000%, 09/01/26	354
1,500	4.000%, 09/01/35	1,581
	Hawaii County, Ser B, GO
200	5.000%, 09/01/22	221
	Hawaii County, Ser D, GO
450	5.000%, 09/01/25	529
	Hawaii State, Airports System Authority, Ser A, RB
250	5.250%, 07/01/23	262
2,500	5.250%, 07/01/27	2,609
1,000	5.250%, 07/01/28	1,043
900	5.250%, 07/01/30	937
420	5.000%, 07/01/39	435
3,000	5.000%, 07/01/45	3,283
	Hawaii State, Airports System Authority, RB, AMT
2,000	5.000%, 07/01/24	2,125
1,000	4.125%, 07/01/24	1,034
	Hawaii State, Airports System Revenue, Ser A, RB, AMT
1,000	5.000%, 07/01/38	1,123
2,000	5.000%, 07/01/41	2,194
	Hawaii State, Airports System Revenue, COP, AMT
500	5.250%, 08/01/25	554
	Hawaii State, Department of Budget & Finance, Mid Pacific Institute, RB, AGC Insured
835	5.000%, 01/01/26	837

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Hawaii State, Department of Budget & Finance, Pacific Health Project, Ser A, RB
$425	6.000%, 07/01/33	$485
	Hawaii State, Department of Budget & Finance, RB
325	5.125%, 07/01/31	357
275	5.000%, 07/01/20	287
350	3.250%, 01/01/25	350
500	3.100%, 05/01/26	492
	Hawaii State, Department of Budget & Finance, Ser 2009, RB
4,260	6.500%, 07/01/39	4,346
	Hawaii State, Department of Budget & Finance, Ser A, RB
205	5.000%, 07/01/22	225
575	5.000%, 07/01/26	638
800	5.000%, 07/01/27	916
755	5.000%, 07/01/30	854
3,000	5.000%, 07/01/35	3,333
1,000	4.000%, 07/01/40	1,018
	Hawaii State, Department of Budget & Finance, Ser B, RB
775	5.000%, 07/01/28	855
	Hawaii State, Department of Hawaiian Home Lands, Kapolie Office Facilities, Ser A, COP
500	5.000%, 11/01/26	593
	Hawaii State, Department of Hawaiian Home Lands, RB
500	5.000%, 04/01/27	592
	Hawaii State, Department of Transportation, Airports Division Lease Revenue, COP, AMT
2,525	5.000%, 08/01/21	2,699
3,675	5.000%, 08/01/27	4,007
1,000	5.000%, 08/01/28	1,087
	Hawaii State, Harbor System Revenue, Ser A, RB
2,000	5.625%, 07/01/40	2,100
220	5.000%, 07/01/25	229
1,125	4.250%, 07/01/21	1,161
	Hawaii State, Highway Authority, Ser A, RB
700	5.000%, 01/01/23	779
1,450	5.000%, 01/01/30	1,641
1,000	5.000%, 01/01/33	1,124
	Hawaii State, Highway Fund State, Ser A, RB
200	4.000%, 01/01/26	222
	Hawaii State, Housing Finance & Development, Kuhio Park Terrace Multi-Family Housing, Ser A, RB
200	3.900%, 04/01/22	207
115	3.750%, 04/01/21	119
180	3.500%, 04/01/20	183

December 31, 2018	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Hawaii State, Housing Finance & Development, Rental Housing System, Ser B, RB, AGM Insured
$2,000	6.500%, 07/01/33	$2,031
	Hawaii State, Housing Finance & Development, Single-Family Housing, Ser B, RB, GNMA/FNMA/FHLMC Insured
345	3.450%, 01/01/22	352
	Hawaii State, Housing Finance & Development, Wilikina Apartments Project, Ser A, RB
1,000	5.000%, 05/01/34	1,012
	Hawaii State, Pacific Health, Pacific Health Project, Ser A, RB
710	4.625%, 07/01/20, Pre-Refunded @ 100 (A)	739
	Hawaii State, Ser DT, GO
270	5.000%, 11/01/19	277
	Hawaii State, Ser DZ, GO
1,795	5.000%, 12/01/21, Pre-Refunded @ 100 (A)	1,953
200	4.000%, 12/01/31	208
	Hawaii State, Ser EA, GO
935	5.000%, 12/01/21	1,018
1,700	5.000%, 12/01/22	1,848
	Hawaii State, Ser EE-2017, GO
400	5.000%, 11/01/22, Pre-Refunded @ 100 (A)	446
	Hawaii State, Ser EF, GO
300	5.000%, 11/01/23	333
500	5.000%, 11/01/24	555
	Hawaii State, Ser EH, GO
200	5.000%, 08/01/23 (B)	226
605	5.000%, 08/01/23, Pre-Refunded @ 100 (A)	684
125	5.000%, 08/01/24	141
300	5.000%, 08/01/29	335
295	5.000%, 08/01/30	329
95	5.000%, 08/01/32	106
	Hawaii State, Ser EH-2017, GO,
85	5.000%, 08/01/23 (B)	96
	Hawaii State, Ser EO, GO
1,000	5.000%, 08/01/29	1,136
1,000	5.000%, 08/01/30	1,132
1,000	5.000%, 08/01/33	1,125
	Hawaii State, Ser EP, GO
1,000	5.000%, 08/01/22	1,107
500	5.000%, 08/01/25	575
	Hawaii State, Ser EY, GO
500	5.000%, 10/01/27	585

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Hawaii State, Ser FG, GO
$880	5.000%, 10/01/30	$1,031
200	5.000%, 10/01/31	233
	Hawaii State, Ser FK, GO
2,000	5.000%, 05/01/29	2,374
	Hawaii State, Ser FN-REF, GO
85	5.000%, 10/01/30	101
	Hawaii State, Ser FT, GO
1,000	5.000%, 01/01/31	1,189
250	3.375%, 01/01/36	249
	Honolulu Hawaii City & County, Board of Water Supply, Ser A, RB
1,050	5.000%, 07/01/19	1,067
600	5.000%, 07/01/23	661
400	5.000%, 07/01/24	460
600	5.000%, 07/01/27	684
	Honolulu Hawaii City & County, Ser A, GO
275	5.250%, 08/01/21, Pre-Refunded @ 100 (A)	298
400	5.000%, 11/01/21	434
500	5.000%, 11/01/22 (B)	557
500	5.000%, 11/01/22, Pre-Refunded @ 100 (A)	557
1,000	5.000%, 10/01/23	1,135
1,000	5.000%, 10/01/27	1,168
800	5.000%, 10/01/31	917
1,075	5.000%, 09/01/38	1,252
2,300	5.000%, 09/01/41	2,630
700	4.000%, 11/01/19	713
325	4.000%, 08/01/21, Pre-Refunded @ 100 (A)	343
1,075	4.000%, 09/01/36	1,136
425	4.000%, 09/01/38	444
	Honolulu Hawaii City & County, Ser B, GO
120	5.000%, 12/01/20	127
375	5.000%, 08/01/21	405
350	5.000%, 08/01/22	377
200	5.000%, 11/01/24	222
300	5.000%, 08/01/26	322
500	5.000%, 10/01/26	586
	Honolulu Hawaii City & County, Ser C, GO
500	5.000%, 10/01/23	567
1,430	5.000%, 10/01/28	1,662
	Honolulu Hawaii City & County, Ser Junior A, RB
450	4.000%, 07/01/25	461

December 31, 2018	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Honolulu Hawaii City & County, Wastewater System Authority, Ser A, RB
$750	5.000%, 07/01/21, Pre-Refunded @ 100 (A)	$808
100	5.000%, 07/01/22, Pre-Refunded @ 100 (A)	111
	Honolulu Hawaii City & County, Wastewater System Authority, Ser B, RB
1,575	5.000%, 07/01/23	1,776
	Honolulu Hawaii City & County, Wastewater System Revenue, Ser A, RB
255	5.000%, 07/01/21	274
150	5.000%, 07/01/22	166
500	5.000%, 07/01/36	568
1,200	4.000%, 07/01/38	1,252
	Honolulu Hawaii City & County, Wastewater System Revenue, Ser B, RB
325	4.000%, 07/01/33	344
	Kauai County, GO
250	5.000%, 08/01/37	288
	Kauai County, Ser A, GO
250	5.000%, 08/01/21	270
500	5.000%, 08/01/23	552
250	4.000%, 08/01/24	267
250	3.250%, 08/01/23	258
	Kauai County, Ser A, GO, NATL FGIC Insured
415	5.000%, 08/01/21	416
	Maui County, GO
250	5.000%, 06/01/20	261
150	5.000%, 06/01/21	161
2,000	3.250%, 09/01/36	1,953
	Maui County, Ser B, GO
500	4.000%, 06/01/21	515
	University of Hawaii, Ser A, RB
100	6.000%, 10/01/19, Pre-Refunded @ 100 (A)	103
	University of Hawaii, Ser B, RB
1,500	5.000%, 10/01/34	1,715
1,000	4.000%, 10/01/23	1,085
	University of Hawaii, Ser E, RB
1,485	5.000%, 10/01/25	1,738
1,350	5.000%, 10/01/32	1,556
	University of Hawaii, Ser F, RB
2,425	5.000%, 10/01/35	2,798

		112,769

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Indiana — 0.5%
	Fort Wayne Community School Building, ST Intercept, RB
$500	5.000%, 07/15/25	$553
	Indiana State, Housing & Community Development Authority, Ser C, RB, GNMA/FNMA/FHLMC Insured
70	4.100%, 06/01/27	72

		625

Kentucky — 0.9%
	Kentucky State, COP
1,000	5.000%, 04/15/38	1,108

New York — 1.2%
	New York & New Jersey, Port Authority, RB
350	5.000%, 11/15/47	397
	New York City, Trust for Cultural Resources, Ser S, RB
1,000	5.000%, 07/01/41	1,118

		1,515

Oklahoma — 0.1%
	Oklahoma City, Water Utilities Trust, RB
125	5.000%, 07/01/40	134

Tennessee — 0.5%
	Memphis, Ser A, GO
500	5.000%, 04/01/26	583

Texas — 0.9%
	Clifton, Higher Education Finance, Ser 2014, RB, PSF-GTD Insured
500	5.000%, 08/15/26	570
	Midland County, Fresh Water Supply District No. 1, Ser A, RB (B)
1,000	4.789%, 09/15/37 (C)	455

		1,025

Washington — 1.0%
	Port of Seattle Washington, Ser A, RB
750	5.000%, 08/01/26	824
	Washington State, Housing Finance Commission, RB, FANNIE MAE Insured
300	4.750%, 07/15/29	319

		1,143

TOTAL MUNICIPAL BONDS (Cost $124,428)		123,856

December 31, 2018	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Shares		Value (000)

CASH EQUIVALENT — 0.9%
1,185,578	BlackRock FedFund, Institutional Shares, 2.310% (D) (Cost $1,186)	$1,186

TOTAL INVESTMENTS (Cost $125,614) — 99.0%		$125,042

Percentages are based on Net Assets of $126,260 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(B)	Security is escrowed to maturity.

(C)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(D)	The rate reported is the 7-day effective yield as of December 31, 2018.

AGC — American Guarantee Corporation

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax

COP — Certificate of Participation

FGIC — Financial Guarantee Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

PSF-GTD — Guaranteed by Permanent School Fund

RB — Revenue Bond

Ser — Series

ST Intercept — State Intercept

Cost figures are shown in thousands.

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(concluded)

The following is a summary of the inputs used as of December 31, 2018, in valuing the Fund’s investments carried at value (000):

Hawaii Municipal Bond Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$123,856	$—	$123,856
Cash Equivalent	1,186	—	—	1,186

Total Investments in Securities	$1,186	$123,856	$—	$125,042

For the year ended December 31, 2018, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred at the end of the period.

There were no Level 3 investments during the year ended December 31, 2018.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

December 31, 2018	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Assets and Liabilities (000)

December 31, 2018

	Dividend Value Fund		High Grade Income Fund	Hawaii Municipal Bond Fund
Assets:
Investments, at Cost	$25,260		$37,124	$125,614

Investments, at Value	$34,380		$36,754	$125,042
Cash	2		—	—
Dividends and Interest Receivable	60		311	2,120
Reclaim Receivable	1		1	—
Receivable for Fund Shares Sold	—		—	11
Prepaid Expenses	2		1	9

Total Assets	34,445		37,067	127,182

Liabilities:
Advisory Fees Payable	15		6	5
Administrative Fees Payable	4		5	10
Shareholder Servicing Fees Payable	3		3	11
Payable for Fund Shares Redeemed	2		2	50
Chief Compliance Officer Fees Payable	1		1	2
Payable for Investment Securities Purchased	—		356	556
Income Distribution Payable	—		26	207
Trustees Fees Payable	—		—	1
Distribution Fees Payable, Class A	—		—	4
Other Accrued Expenses Payable	24		30	76

Total Liabilities	49		429	922

Net Assets	$34,396		$36,638	$126,260

Paid-in Capital	$24,752		$37,434	$127,150
Total distributable earnings/(loss)	9,644		(796)	(890)

Net Assets	$34,396		$36,638	$126,260

Class I Shares:
Net Assets	$34,396		$36,638	$109,130
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,585		3,944	10,506
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$13.30	*	$9.29	$10.39

Class A Shares:
Net Assets	N/A		N/A	$17,130
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A		N/A	1,648
Net Asset Value, Offering and Redemption Price Per Share — Class A (Net Assets / Shares Outstanding)	N/A		N/A	$10.39

Maximum Offering Price Per Shares — Class A ($10.39/97.00%)	N/A		N/A	$10.71

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Assets are shown rounded.

N/A – Not Applicable. Share class currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Operations (000)

For the year ended December 31, 2018

	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Investment Income:
Dividend Income	$1,061	$12	$14
Interest Income	—	1,350	4,019
Less: Foreign Taxes Withheld	(1)	—	—

Total Investment Income	1,060	1,362	4,033

Expenses:
Investment Adviser Fees	295	236	468
Shareholder Servicing Fees	100	107	334
Administrative Fees	80	86	268
Chief Compliance Officer Fees	2	2	7
Distribution Fees, Class A	—	—	46
Transfer Agent Fees	46	47	110
Audit Fees	15	15	50
Printing Fees	14	15	48
Legal Fees	13	15	46
Trustees’ Fees	8	9	26
Custody Fees	5	5	7
Registration Fees	2	19	13
Pricing Fees	1	10	27
Miscellaneous Expenses	8	8	26

Total Expenses	589	574	1,476

Less Waivers:
Investment Adviser Fees	(85)	(157)	(340)
Shareholder Servicing Fees	(60)	(64)	(201)
Administrative Fees	(26)	(28)	(154)

Total Waivers	(171)	(249)	(695)

Total Net Expenses	418	325	781

Net Investment Income	642	1,037	3,252

Net Realized Gain (Loss) on Investments	3,900	(438)	(403)
Net Change in Unrealized Depreciation on Investments	(6,365)	(1,349)	(2,246)

Net Realized and Unrealized Loss on Investments	(2,465)	(1,787)	(2,649)

Increase (Decrease) in Net Assets Resulting from Operations	$(1,823)	$(750)	$603

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2018	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the years ended December 31,

	Dividend Value Fund		High Grade Income Fund
	2018	2017	2018	2017
Investment Activities from Operations:
Net Investment Income	$642	$645	$1,037	$1,314
Net Realized Gain (Loss) on Investments	3,900	2,805	(438)	566
Net Change in Unrealized Appreciation (Depreciation) on Investments	(6,365)	4,259	(1,349)	161

Increase (Decrease) in Net Assets Resulting from Operations	(1,823)	7,709	(750)	2,041

Distributions:(1)
Class I Shares	(4,809)	(4,068)	(1,056)	(1,973)

Total Distributions	(4,809)	(4,068)	(1,056)	(1,973)

Capital Share Transactions:
Proceeds from Shares Issued	1,758	740	2,643	2,889
Reinvestments of Cash Distributions	2,805	2,425	712	1,278
Cost of Shares Redeemed	(5,731)	(4,252)	(15,604)	(14,746)

Net Decrease in Net Assets from Capital Share Transactions	(1,168)	(1,087)	(12,249)	(10,579)

Total Increase (Decrease) in Net Assets	(7,800)	2,554	(14,055)	(10,511)

Net Assets:
Beginning of Year	42,196	39,642	50,693	61,204

End of Year(2)	$34,396	$42,196	$36,638	$50,693

Share Transactions:
Shares Issued	111	48	283	297
Shares Issued in Lieu of Cash Distributions	201	153	77	131
Shares Redeemed	(357)	(268)	(1,673)	(1,512)

Net Decrease in Shares Outstanding from Share Transactions	(45)	(67)	(1,313)	(1,084)

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 11).

(2)

Includes Dividend Value Fund and High Grade Income Fund undistributed net investment income of $5 and $1, respectively, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the years ended December 31,

	Hawaii Municipal Bond Fund
	2018	2017
Investment Activities from Operations:
Net Investment Income	$3,252	$3,297
Net Realized Gain (Loss) on Investments	(403)	133
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,246)	1,756

Increase in Net Assets Resulting from Operations	603	5,186

Distributions:(1)
Class I Shares	(2,845)	(2,899)
Class A Shares	(400)	(460)

Total Distributions	(3,245)	(3,359)

Capital Share Transactions:
Class I Shares:
Proceeds from Shares Issued	14,721	8,926
Reinvestments of Cash Distributions	416	427
Cost of Shares Redeemed	(21,024)	(14,503)

Total Class I Capital Share Transactions	(5,887)	(5,150)

Class A Shares:
Proceeds from Shares Issued	210	775
Reinvestments of Cash Distributions	281	326
Cost of Shares Redeemed	(3,322)	(3,426)

Total Class A Capital Share Transactions	(2,831)	(2,325)

Net Decrease in Net Assets from Capital Share Transactions	(8,718)	(7,475)

Total Decrease in Net Assets	(11,360)	(5,648)

Net Assets:
Beginning of Year	137,620	143,268

End of Year(2)	$126,260	$137,620

Share Transactions:
Class I Shares:
Shares Issued	1,418	841
Shares Issued in Lieu of Cash Distributions	40	40
Shares Redeemed	(2,032)	(1,368)

Total Class I Transactions	(574)	(487)

Class A Shares:
Shares Issued	20	73
Shares Issued in Lieu of Cash Distributions	27	31
Shares Redeemed	(320)	(324)

Total Class A Transactions	(273)	(220)

Net Decrease in Shares Outstanding from Share Transactions	(847)	(707)

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 11).

(2)	Includes undistributed net investment income of $68 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

December 31, 2018	www.bishopstreetfunds.com

Bishop Street Funds

Financial Highlights

For a share outstanding throughout the period ended December 31,

		Investment Activities		Total Investment Activities from Operations	Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain(Loss) on Investments		Net Investment Income	Capital Gains	Total Dividends and Distributions

DIVIDEND VALUE FUND
Class I Shares:
2018	$16.05	$0.26	$(1.04)	$(0.78)	$(0.26)	$(1.71)	$(1.97)
2017	14.70	0.24	2.69	2.93	(0.24)	(1.34)	(1.58)
2016	13.45	0.24	1.52	1.76	(0.25)	(0.26)	(0.51)
2015	13.62	0.22	(0.17)	0.05	(0.22)	—	(0.22)
2014	12.43	0.29	1.20	1.49	(0.30)	—	(0.30)

HIGH GRADE INCOME FUND
Class I Shares:
2018	$9.64	$0.23	$(0.35)	$(0.12)	$(0.22)	$(0.01)	$(0.23)
2017	9.65	0.22	0.12	0.34	(0.22)	(0.13)	(0.35)
2016	9.80	0.22	(0.07)	0.15	(0.22)	(0.08)	(0.30)
2015	10.05	0.23	(0.19)	0.04	(0.23)	(0.06)	(0.29)
2014	9.78	0.23	0.33	0.56	(0.23)	(0.06)	(0.29)

(1)	Per share net investment income calculated using average shares.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Amounts designated as “—” are either $0 or have been rounded to $0.

Bishop Street Funds

Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investments Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$13.30	(5.05)%	$34,396	1.05%	1.48%	1.61%	17%
16.05	20.47	42,196	1.05	1.46	1.55	11
14.70	13.16	39,642	1.05	1.43	1.70	17
13.45	0.44	46,246	1.05	1.38	1.62	24
13.62	12.08	55,665	1.05	1.37	2.27	21

$9.29	(1.21)%	$36,638	0.76%	1.34%	2.42%	22%
9.64	3.56	50,693	0.76	1.29	2.30	33
9.65	1.47	61,204	0.76	1.25	2.20	27
9.80	0.37	72,251	0.76	1.21	2.31	24
10.05	5.77	74,642	0.76	1.20	2.32	28

The accompanying notes are an integral part of the financial statements.

December 31, 2018	www.bishopstreetfunds.com

Bishop Street Funds

Financial Highlights

For a share outstanding throughout the period ended December 31,

		Investment Activities		Total Investment Activities from Operations	Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments		Net Investment Income	Capital Gains	Total Dividends and Distributions

HAWAII MUNICIPAL BOND FUND
Class I Shares:
2018	$10.58	$0.26	$(0.19)	$0.07	$(0.26)	$— ^	$(0.26)
2017	10.45	0.25	0.14	0.39	(0.25)	(0.01)	(0.26)
2016	10.80	0.27	(0.30)	(0.03)	(0.26)	(0.06)	(0.32)
2015	10.88	0.29	(0.01)	0.28	(0.29)	(0.07)	(0.36)
2014	10.52	0.29	0.38	0.67	(0.29)	(0.02)	(0.31)
Class A Shares:
2018	$10.58	$0.23	$(0.20)	$0.03	$(0.22)	$— ^	$(0.22)
2017	10.45	0.23	0.13	0.36	(0.22)	(0.01)	(0.23)
2016	10.80	0.24	(0.29)	(0.05)	(0.24)	(0.06)	(0.30)
2015	10.88	0.26	(0.01)	0.25	(0.26)	(0.07)	(0.33)
2014	10.52	0.26	0.38	0.64	(0.26)	(0.02)	(0.28)

(1)	Per share net investment income calculated using average shares.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

^	Amount is less than 0.005.

Amounts designated as “—” are either $0 or have been rounded to $0.

Bishop Street Funds

Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investments Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.39	0.66%	$109,130	0.55%	1.07%	2.47%	21%
10.58	3.74	117,285	0.55	1.04	2.39	25
10.45	(0.32)	120,894	0.55	1.02	2.45	26
10.80	2.61	127,712	0.55	0.98	2.64	28
10.88	6.36	132,540	0.55	0.99	2.66	27

$10.39	0.34%	$17,130	0.80%	1.32%	2.21%	21%
10.58	3.46	20,335	0.80	1.29	2.14	25
10.45	(0.57)	22,374	0.80	1.27	2.20	26
10.80	2.36	22,959	0.80	1.23	2.39	28
10.88	6.10	22,324	0.80	1.24	2.41	27

The accompanying notes are an integral part of the financial statements.

December 31, 2018	www.bishopstreetfunds.com

Bishop Street Funds

Notes to Financial Statements

December 31, 2018

The amounts included in the Notes to Financial Statements are in thousands unless otherwise noted.

1.	ORGANIZATION

The Bishop Street Funds (the “Trust”) are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of three funds (each a Fund, collectively the “Funds”) which includes Dividend Value Fund, High Grade Income Fund, and the Hawaii Municipal Bond Fund. Each Fund is diversified, with the exception of Hawaii Municipal Bond Fund, which is non-diversified. Class A Shares of the Hawaii Municipal Bond Fund are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation

The Funds’ investments in equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)) including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available.

Bishop Street Funds

Such values generally reflect the last reported sales price in the most advantageous market, if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Such methodologies typically include matrix systems which reflect such factors as security prices, yields, maturities and ratings. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents.

If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Funds’ Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

December 31, 2018	www.bishopstreetfunds.com

Bishop Street Funds

•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended December 31, 2018, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Sub-chapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income

Security transactions are accounted for on trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Interest income is recorded on the accrual basis from settlement date and dividend income is recorded on ex-dividend date.

Discounts and premiums are accreted or amortized using the effective interest method over the life of each security and are recorded as interest income. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

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Classes

Class-specific expenses are borne by the applicable class of shares. Income, realized and unrealized gains/losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets. Distribution fees are the only class-specific expense.

Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to each of the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders

The Dividend Value Fund declares and pays dividends from net investment income, if available, on a quarterly basis. Dividends from net investment income are declared daily and paid on a monthly basis for the High Grade Income and Hawaii Municipal Bond. Any net realized capital gains will be distributed at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

Front-End Sales Commission

Front-end sales commissions (the “sales charges”) are not recorded as expenses of the Hawaii Municipal Bond Fund. Sales charges are deducted from proceeds from the sales of Hawaii Municipal Bond Fund shares prior to investment in Class A shares.

Cash Overdraft Charges

Per the terms of the agreement with MUFG Union Bank, N.A., the custodian of the Funds (the “Custodian”), if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the Prime Rate plus 4.00%. Cash overdraft charges are included in miscellaneous expenses on the Statements of Operations. For the year ended December 31, 2018, there were no cash overdraft charges.

3.	INVESTMENT ADVISORY AGREEMENT

Investment advisory services are provided to the Funds by Bishop Street Capital Management (the “Adviser”), a registered adviser and wholly owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Dividend Value Fund, 0.55% of the average daily net assets of the High Grade Income Fund, and 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund. The Adviser has contractually agreed, through April 30, 2019, to waive a portion of its advisory fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively,

December 31, 2018	www.bishopstreetfunds.com

Bishop Street Funds

excluded expenses) to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. The contractual expense limitations are as follows:

Dividend Value Fund, Class I Shares	1.05%
High Grade Income Fund, Class I Shares	0.76%
Hawaii Municipal Bond Fund, Class I Shares	0.55%
Hawaii Municipal Bond Fund, Class A Shares	0.80%

If at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and contractual expense limitations to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place. During the year ended December 31, 2018, the Adviser did not recapture any previously waived fees.

As of December 31, 2018, fees which were previously waived by the Investment Manager which may be subject to possible future reimbursement to the Adviser were as follows:

Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund	Total	Expires
73	191	319	583	12/31/2019
87	186	338	611	12/31/2020
85	157	340	582	12/31/2021

Columbia Management Investment Advisers, LLC (“Columbia”) serves as the investment sub-adviser for the Dividend Value Fund, pursuant to a sub-adviser agreement. Columbia is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate based on the average daily net assets of the Dividend Value Fund, under the following fee schedule: 0.360% on the first $75 million; 0.350% on the next $75 million; 0.325% on the next $100 million; 0.300% on the next $250 million; and 0.250% on assets over $500 million.

4.	ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee which will vary depending on the number of share classes and the average daily net assets of the Funds. The Administrator

Bishop Street Funds

has voluntarily agreed to waive 0.08% of its administrative fee on each of the Funds’ average daily net assets excluding the Hawaii Municipal Bond Fund for which the Administrator is waiving 0.13% of its fee. These fee waivers are voluntary and may be discontinued at any time. For the year ended December 31, 2018, the Funds were charged as follows for these services: $80 in the Dividend Value Fund, $86 in the High Grade Income Fund, and $268 in the Hawaii Municipal Bond Fund. For the year ended December 31, 2018, the Funds waived as follows for these services: $26 in the Dividend Value Fund, $28 in the High Grade Income Fund, and $154 in the Hawaii Municipal Bond Fund. These fees and waivers are labeled as “Administrative Fees/Waivers” on the Statement of Operations.

The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. These fees are labeled on the Statement of Operations as “Custody Fees.”

DST Systems, Inc. (“DST”) acts as the Transfer Agent of the Funds. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Funds. These fees are disclosed on the Statement of Operations as “Transfer Agent Fees.”

SEI Investments Distribution Co. (“SIDCO”), the “Distributer” a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s Distributor pursuant to the distribution agreement. The Funds have adopted a Distribution Plan (the “Plan”) on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. SIDCO, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund’s Class A Shares. This fee is disclosed as “Distribution Fees, Class A” on the Statement of Operations.

The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee not to exceed an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the year, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank, the Parent Company of Bishop Street Capital Management, for shareholder services performed by First Hawaiian Bank on behalf of SIDCO for the benefit of certain shareholders to the Funds. SIDCO has voluntarily agreed to waive 0.15% of its shareholder servicing fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. These fees and waivers are represented as “Shareholder Servicing Fees/Waivers” on the Statement of Operations.

December 31, 2018	www.bishopstreetfunds.com

Bishop Street Funds

5.	TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SIDCO. Such officers are paid no fees by the Trust other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and expenses have been approved by and are reviewed by the Board. These fees are disclosed on the Statement of Operations as “Chief Compliance Officer Fees.”

6.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, other than short-term investments, for the year ended December 31, 2018 are presented below for the Funds.

	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Purchases
U.S. Government Securities	$—	$4,437	$—
Other	6,775	4,609	27,653
Sales and Maturities
U.S. Government Securities	$—	$5,887	$—
Other	10,937	13,742	34,320

7.	FEDERAL TAX INFORMATION

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and undistributed earnings, in the period that the differences arise. The permanent differences are primarily attributed to investments in paydown gains and losses, and REIT adjustments.

Bishop Street Funds

The tax character of dividends and distributions declared during the years ended December 31, 2018 and 2017 were as follows:

	Ordinary Income	Tax Exempt Income	Long Term Capital Gain	Total
Dividend Value Fund
2018	$666	$—	$4,143	$4,809
2017	676	—	3,392	4,068

High Grade Income Fund
2018	$1,029	$—	$27	$1,056
2017	1,314	—	659	1,973

Hawaii Municipal Bond Fund
2018	$13	$3,221	$11	$3,245
2017	1	3,277	81	3,359

As of December 31, 2018, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Undistributed Ordinary Income	$37	$2	$4
Undistributed Long-Term Capital Gain	505	—	—
Capital Loss Carryforwards	—	(340)	(363)
Post October Losses	—	(89)	(41)
Unrealized Appreciation (Depreciation)	9,102	(370)	(491)
Other Temporary Differences	—	1	1

Total Distributable Earnings (Accumulated Losses)	$9,644	$(796)	$(890)

Post-October losses represent losses realized on investment transactions from November 1, 2018 through December 31, 2018 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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Bishop Street Funds

Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
High Grade Income Fund	$58	$282	$340
Hawaii Municipal Bond Fund	93	270	363

For Federal income tax purposes, the cost of securities owned at December 31, 2018, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Funds at December 31, 2018, were as follows:

	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Federal Tax Cost	$25,278	$37,124	$125,533
Gross Unrealized Appreciation	9,908	402	976
Gross Unrealized Depreciation	(806)	(772)	(1,467)

Net Unrealized Appreciation (Depreciation)	$9,102	$(370)	$(491)

8.	RISKS

The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers’ ability to meet their obligations may be affected by economic developments in that state. In addition, the High Grade Income and Hawaii Municipal Bond Fund’s investments in debt securities are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity and “interest rate risk” which is the potential for fluctuations in bond prices due to changing interest rates. Funds that invest primarily in high quality debt securities generally are subject to less credit risk than funds that invest in lower quality debt securities.

Certain debt securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The following tables provide detail on the approximate percentage of High Grade Income Fund’s and Hawaii Municipal Bond

Bishop Street Funds

Fund’s investments in securities with these types of enhancements, as well as the name of the entity providing the largest proportion of enhancements in the Funds.

High Grade Income Fund
% of investments in securities with credit enhancements or liquidity enhancements	2.86%
Largest % of investments in securities with credit enhancements or liquidity enhancements from a single institution	1.45% (Assured Guaranty Municipal Corporation)

Hawaii Municipal Bond Fund
% of investments in securities with credit enhancements or liquidity enhancements	3.86%
Largest % of investments in securities with credit enhancements or liquidity enhancements from a single institution	1.62% (Assured Guaranty Municipal Corporation)

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to the general prevailing interest rates at that time.

The market value of the Funds’ investments in fixed income securities may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

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Bishop Street Funds

Dividend Value Fund invests solely in equity securities. Purchases of equity securities are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

9.	LINE OF CREDIT

Through December 31, 2018, the Funds, which are not jointly liable, had entered into an agreement which enabled them to participate in a $5 million unsecured committed revolving line of credit on a first come, first served basis, with MUFG Union Bank, N.A. (the “Bank”). The proceeds from the borrowings were used to finance the Funds’ short term general working capital requirements, including the funding of shareholder redemptions.

For the year ended December 31, 2018, the Funds had the following borrowings under the line of credit:

Fund	Daily Average Borrowings		Borrowing Costs		Number of Days Outstanding	Weighted Average Interest Rate
Dividend Value Fund	Less than $	1	Less than $	1	1	4.75%
Hawaii Municipal Bond Fund	Less than $	1	Less than $	1	3	4.75%

10.	OTHER

At December 31, 2018, the percentage of total shares outstanding held by shareholders owning 10% or greater of total shares outstanding of each Fund, which comprised omnibus accounts that were held on behalf of several individual shareholders, was as follows:

	Number of Shareholders	% of Outstanding Shares
Dividend Value Fund, Class I Shares	2	99.20
High Grade Income Fund, Class I Shares*	2	90.26
Hawaii Municipal Bond Fund, Class I Shares	1	79.08
Hawaii Municipal Bond Fund, Class A Shares	—	—

*	Includes one unaffiliated shareholder, all other shareholders in the above table are affiliated.

Bishop Street Funds

11.	REGULATORY MATTERS

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to registered investment companies were mainly focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earnings on a book basis in the financial statements. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Net Investment Income:
Class I Shares	$(646)	$(1,292)	$(2,830)
Class A Shares	—	—	(448)
Capital Gains:
Class I Shares	(3,422)	(681)	(69)
Class A Shares	—	—	(12)

Total Distributions	$(4,068)	$(1,973)	$(3,359)

12.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the

December 31, 2018	www.bishopstreetfunds.com

Bishop Street Funds

amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

13.	SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

Bishop Street Funds

Bishop Street Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Bishop Street Funds and Shareholders of Dividend Value Fund, High Grade Income Fund, and Hawaii Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dividend Value Fund, High Grade Income Fund, and Hawaii Municipal Bond Fund (constituting Bishop Street Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2019

We have served as the auditor of one or more investment companies in Bishop Street Capital Management since 1998.

December 31, 2018	www.bishopstreetfunds.com

Bishop Street Funds

Disclosure of Fund Expenses

All mutual funds have operating expenses. As a shareholder of a mutual fund you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution and service (12b-1), shareholder service fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2018 to December 31, 2018.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Bishop Street Funds

(Unaudited)

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Dividend Value Fund — Class I

Actual Fund Return	$1,000.00	$966.00	1.05%	$5.20
Hypothetical 5% Return	1,000.00	1,019.91	1.05	5.35

High Grade Income Fund — Class I

Actual Fund Return	$1,000.00	$1,011.90	0.76%	$3.86
Hypothetical 5% Return	1,000.00	1,021.37	0.76	3.88

Hawaii Municipal Bond Fund — Class I

Actual Fund Return	$1,000.00	$1,012.60	0.55%	$2.79
Hypothetical 5% Return	1,000.00	1,022.43	0.55	2.80

Hawaii Municipal Bond Fund — Class A

Actual Fund Return	$1,000.00	$1,010.00	0.80%	$4.05
Hypothetical 5% Return	1,000.00	1,021.17	0.80	4.08

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

December 31, 2018	www.bishopstreetfunds.com

Bishop Street Funds

Notice to Shareholders of Bishop Street Funds

For shareholders that do not have a December 31, 2018 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2018 tax year end, please consult your tax adviser as to the pertinence of this notice.

Fund	(A)* Long Term Capital Gains Distributions (Tax Basis)	(B)* Ordinary Income Distributions (Tax Basis)	(C)* Tax Exempt Interest	(A+B+C) (D) Total Distributions (Tax Basis)
Dividend Value Fund	86.15%	13.85%	0.00%	100.00%
High Grade Income Fund	2.60%	97.40%	0.00%	100.00%
Hawaii Municipal Bond Fund(6)	0.34%	0.40%	99.26%	100.00%

*	Items (A), (B) and (C) are based on the percentage of each fund’s total distribution.
(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

Bishop Street Funds

(Unaudited)

For the fiscal year ended December 31, 2018, each fund has designated the following items with regard to distributions paid during the year.

Qualifying for Corporate Dividends Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
100.00%	100.00%	0.00%	0.00%	100.00%
0.00%	0.00%	19.31%	98.03%	100.00%
0.00%	0.00%	0.00%	0.00%	0.00%

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

For California income tax purposes, for the fiscal year ended December 31, 2018, the Hawaii Municipal Bond Fund designated 4.19% of their distributions paid from net investment income as exempt interest dividends under Section 17145 of the California Revenue and Taxation Code.

December 31, 2018	www.bishopstreetfunds.com

Bishop Street Funds

Board of Trustees and Officers

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years

INTERESTED TRUSTEES[3,4]

ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1998)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

N. JEFFREY KLAUDER (Born: 1952)	Trustee (Since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.

INDEPENDENT TRUSTEES[4]

JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager — Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies under the 1940 Act.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates
4	Trustees oversee 3 funds in the Bishop Street Funds.

Bishop Street Funds

(Unaudited)

Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-262-9565. The following chart lists Trustees and Officers as of December 31, 2018.

Other Directorships Held in the Past 5 Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

December 31, 2018	www.bishopstreetfunds.com

Bishop Street Funds

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years

INDEPENDENT TRUSTEES[3] (continued)

MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2006)	Retired. Private Investor since 1994.

BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2006)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

GEORGE J. SULLIVAN, JR. (Born: 1942)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies under the 1940 Act.
3	Trustees oversee 3 funds in the Bishop Street Funds.

Bishop Street Funds

(Unaudited)

Other Directorships Held in the Past 5 Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

December 31, 2018	www.bishopstreetfunds.com

Bishop Street Funds

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments, since 2004.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Bishop Street Funds

(Unaudited)

Other Directorships Held in the Past 5 Years

None.

None.

None.

None.

None.

December 31, 2018	www.bishopstreetfunds.com

Bishop Street Funds

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years

OFFICERS (continued)

ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Bishop Street Funds

(Unaudited)

Other Directorships Held in the Past 5 Years

None.

None.

None.

None.

December 31, 2018	www.bishopstreetfunds.com

INVESTMENT ADVISER

BISHOP STREET CAPITAL MANAGEMENT

HONOLULU, HI 96813

ADMINISTRATOR

SEI INVESTMENTS GLOBAL FUNDS SERVICES

ONE FREEDOM VALLEY DRIVE

OAKS, PA 19456

DISTRIBUTOR

SEI INVESTMENTS DISTRIBUTION CO.

ONE FREEDOM VALLEY DRIVE

OAKS, PA 19456

TRANSFER AGENT

DST SYSTEMS, INC.

KANSAS CITY, MO 64121

CUSTODIAN

MUFG UNION BANK, N.A.

SAN FRANCISCO, CA 94101

LEGAL COUNSEL

MORGAN, LEWIS & BOCKIUS LLP

PHILADELPHIA, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

PHILADELPHIA, PA 19103

FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565

OR YOUR INVESTMENT SPECIALIST

VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM

BISHOP STREET FUNDS P.O. BOX 219721 KANSAS CITY, MO 64121-9721

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS’ SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE BISHOP STREET FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK, BANK OF THE WEST OR BANCWEST CORPORATION. BANCWEST CORPORATION IS A WHOLLY-OWNED SUBSIDIARY OF BNP PARIBAS.

BSF-AR-006-2400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the past fiscal year.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is George Sullivan, and is independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$80,500	N/A	N/A	$78,200	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2018	2017
Audit-Related Fees	N/A	N/A

Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Bishop Street Funds

By	(Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Dated: March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Dated: March 11, 2019

By	(Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller & CFO

Dated: March 11, 2019

*	Print the name and title of each signing officer under his or her signature.